                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6738

                  Van Kampen Ohio Value Municipal Income Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:   10/31

Date of reporting period:   4/30/04

Item 1. Report to Shareholders.

The semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Ohio Value Municipal Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2004.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/04

OHIO VALUE MUNICIPAL INCOME TRUST
SYMBOL: VOV
------------------------------------------------------
AVERAGE ANNUAL                BASED ON      BASED ON
TOTAL RETURNS                   NAV       MARKET PRICE

Since Inception (04/30/93)     5.73%          4.85%

10-year                        6.85           7.12

5-year                         5.22           5.86

1-year                         1.46         -10.31

6-month                        0.91          -4.66
------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers Ohio Municipal Bond Index is a broad-based statistical composite of Ohio municipal bonds. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

Van Kampen Ohio Value Municipal Income Trust is managed by the adviser's Municipal Fixed Income team.(1) Current members include Timothy D. Haney, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

MARKET CONDITIONS

The state of the U.S. economy remained mixed over the six-month period under review. On the positive side, economic growth continued to be robust, with Gross Domestic Product growth topping 4 percent in both the last quarter of 2003 and, preliminarily, the first quarter of this year. While this strength in output has historically triggered fears of rising interest rates, yields remained stubbornly low across the municipal curve. These low yields were partly the result of the continued low levels of observed inflation in the U.S. economy. Unfortunately, they also reflected continuing weakness in the job market, which remained soft throughout the period. The soft job numbers, coupled with persistently low inflation, led the Federal Open Market Committee (the Fed) to maintain its accommodative stance throughout the period.

The surprisingly rapid job growth data released in April, coupled with rapidly rising commodity and high oil prices, led many investors to fear that the Fed would be forced to raise interest rates earlier than the market initially expected. As a result, bond yields across all major sectors spiked in April.

Supply of new municipal bonds in calendar 2003 hit record levels as municipalities moved to take advantage of historically low interest rates. Many cities and states sought to reduce expenditures by refinancing existing debt and replacing it with lower-yielding bonds. In other cases, municipalities attempted to meet current and future funding needs by issuing new debt. This activity slowed in the first months of 2004.

The low interest rates that prevailed over much of the period also had an impact on the demand for municipal bonds. Retail and institutional investor activity slowed as holders of municipal bonds saw little reason to sell bonds purchased at higher yield levels and reinvest at lower yields. However, the period was marked by rising activity among non-traditional investors, such as hedge funds and insurance companies seeking to take advantage of the attractiveness of municipal bonds relative to some taxable securities. Additionally, investors' search for yield led to significant outperformance by lower-rated bonds with greater credit risk. Sectors such as health care, with a preponderance of lower-rated issues, performed particularly well.

(1)Team members may change without notice at any time.
 2

Ohio's state economy suffered from unemployment in the manufacturing sector in early 2003 but experienced some employment stability in the latter half of the period. The 2004-2005 biennium budget calls for a temporary 1 percent sales tax increase to replace one-time revenues from fiscal 2003. In March of 2004, the state issued $150 million in general-obligation bonds for education projects. Education funding remains a concern after the state Supreme Court ruled in 2002 that the state's education funding system was unconstitutional and appeals to the U.S. Supreme Court were declined.

PERFORMANCE ANALYSIS

Closed-end fund returns can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On both an NAV basis and a market-price basis, the trust underperformed its benchmark, the Lehman Brothers Ohio Municipal Bond Index. (See table below.)

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are typically reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. As yields rose during the period, the prices of bonds declined. The trust's use of leverage magnified this negative price movement, leading to a somewhat lower total return at NAV than that of its benchmark, which is not leveraged.

We adjusted the portfolio's term structure in anticipation of rising interest rates. Our research showed that the intermediate portion of the curve offered the most promising total-return potential. As a result, we focused our purchases on the 15- to 20-year segment of the curve. These securities had the added appeal of premium coupons and 10-year call dates, which offered attractive income coupled with limited interest-rate exposure. Our term-structure strategy also included an attempt to capitalize on a temporary pricing anomaly, which boosted the short-term returns of securities in the ten-year range as they "rolled down" the yield curve at the end of the calendar year.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

--------------------------------------------------------------
                       BASED ON     LEHMAN BROTHERS OHIO
      BASED ON NAV   MARKET PRICE   MUNICIPAL BOND INDEX

         0.91%          -4.66%             1.08%
--------------------------------------------------------------

Past performance is no guarantee of future results. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The trust's performance was modestly hampered by its relatively high-quality bias. Municipal-bond investors during the period responded to the protracted low rate environment by favoring high-yield bonds, which caused the yield spreads between higher- and lower-rated bonds (yield spreads reflect the premium demanded by investors to buy lower-rated bonds) to narrow. As a result, lower-quality bonds outperformed. The portfolio had 79 percent exposure to bonds rated AA/Aa or higher at the end of the period.

Our trading activity during the period was below traditional norms because we wanted to avoid having to reinvest into securities with low yields. That said, we were able to make selective relative-value trades among securities and sectors as they moved into and out of fair value. Some of these acquisitions were funded by the proceeds of bonds that were called away by their issuers during the period. In other cases we sold bonds that met their performance objectives. We reinvested this cash into securities with more promising total-return characteristics.

The trust's portfolio remained well diversified during the period, with its holdings spread across many major municipal-bond sectors. We believe this long-standing strategy helps to minimize the risk of over-concentration in any single sector, while also giving the portfolio exposure to as many potential sources of return as possible. The three largest sector exposures at the end of the period were health care, public education and higher education.

As mentioned above, in the final weeks of the period interest rates rose sharply. While it is impossible to predict how long this trend will hold, we believe that the trust is well positioned to weather further increases in rates. We look forward to becoming more active in seeking attractive structures and relative-value trading opportunities now that rates have moved into a more normal range.

TOP 5 SECTORS AS OF 4/30/04                 RATINGS ALLOCATION AS OF 4/30/04
Health Care                   23.5%         AAA/Aaa                        57.8%
Public Education              20.0          AA/Aa                          20.7
Higher Education              10.1          A/A                             7.7
Public Building               10.1          BBB/Baa                        10.3
Transportation                 9.5          Non-Rated                       3.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  157.6%
          OHIO  146.0%
$  400    Akron Bath Copley, OH Jt Twp Hosp Fac Summa Hosp
          Ser A............................................ 5.375%   11/15/18   $    387,828
 1,000    Akron, OH Ctf Part Akron Muni Baseball Stad
          Proj............................................. 6.900    12/01/16      1,077,660
   845    Beavercreek, OH Cap Apprec (MBIA Insd)...........   *      02/01/21        366,739
   880    Cleveland Cuyahoga Cnty, OH Port Auth Rev Dev
          Port Cleveland Bd Fd Ser A (LOC: Fifth Third
          Bank)............................................ 6.250    05/15/16        890,868
 1,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg Dalebridge
          Apts (AMT) (GNMA Collateralized)................. 6.500    10/20/20      1,037,880
   400    Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr Str
          Assoc (AMT) (GNMA Collateralized)................ 6.150    12/20/26        422,744
 1,000    Cuyahoga, OH Cmnty College Dist Ser A (AMBAC
          Insd)............................................ 5.000    12/01/32      1,000,410
 1,000    Dayton, OH Arpt Rev Rfdg (AMT) (Radian Insd)..... 5.350    12/01/32        992,710
 1,225    Fairfield, OH City Sch Dist (Prerefunded @
          12/01/05) (FGIC Insd)............................ 7.200    12/01/12      1,367,223
 1,000    Franklin Cnty, OH Rev Mtg Seton Square North Proj
          (FHA Gtd)........................................ 6.150    10/01/18      1,030,050
 1,000    Garfield Heights, OH City Sch Dist Sch Impt (FSA
          Insd)............................................ 5.000    12/15/22      1,023,350
 1,000    Greene Cnty, OH Swr Sys Rev Govt Enterprise
          (AMBAC Insd)..................................... 5.625    12/01/25      1,060,040
 2,145    Groveport, OH Inc Tax Rcpt (MBIA Insd)........... 5.000    12/01/20      2,207,505
 2,025    Hamilton Cnty, OH Sales Tax Sub Ser B Cap Apprec
          (AMBAC Insd).....................................   *      12/01/23        731,754
   595    Lake Loc Sch Dist OH Wood Cap Apprec (MBIA
          Insd)............................................   *      12/01/12        416,238
 1,000    Lakota, OH Loc Sch Dist (AMBAC Insd)............. 7.000    12/01/09      1,191,300
   900    Logan Cnty, OH (Prerefunded @ 12/01/04).......... 6.250    12/01/14        944,559
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare....... 5.375    10/01/30      1,001,290
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare Part
          Ser B (MBIA Insd)................................ 5.625    09/01/15      1,095,000
 1,000    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr Rfdg
          (AMBAC Insd)..................................... 7.750    11/01/13      1,103,740
 1,000    Mahoning Cnty, OH Hosp Fac Forum Hlth Oblig Group
          Ser A............................................ 6.000    11/15/32      1,041,680

 6                                             See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$  385    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg.... 6.375%   05/15/11   $    406,318
 1,030    Marysville, OH Exmp Vlg Sch Dist Rfdg (MBIA
          Insd)............................................ 5.250    12/01/16      1,103,027
 1,000    Miami Cnty, OH Hosp Fac Rev Impt Upper Vly Med
          Ctr Ser C Rfdg................................... 6.250    05/15/13      1,046,950
 1,000    Miami Univ OH Rfdg (AMBAC Insd).................. 5.000    12/01/22      1,023,290
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp & Med
          Ctr Rfdg (Prerefunded @ 12/01/09)................ 5.600    12/01/11      1,127,900
 2,000    Montgomery Cnty, OH Rev Catholic Hlth
          Initiatives...................................... 6.000    12/01/26      2,120,080
 1,000    New Albany, OH (FGIC Insd)....................... 5.000    12/01/33      1,000,330
 1,000    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 01/15/14) (FGIC Insd).............   *      01/15/15        579,130
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd)..............................   *      02/15/25        323,710
 1,000    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int (MBIA Insd)..............................   *      02/15/30        240,630
 1,000    Ohio St Rev Major New St Infrastructure 1........ 5.000    06/15/11      1,087,320
 2,000    Ohio St Univ Gen Rcpt Ser A...................... 5.000    12/01/26      2,010,320
   845    Penta Career Ctr OH Ctf (FGIC Insd).............. 5.250    04/01/18        905,358
 1,895    Sugarcreek, OH Loc Sch Dist Sch Impt Rfdg (MBIA
          Insd)............................................ 5.250    12/01/27      1,951,888
 1,040    Toledo, OH Sew Sys Rev (AMBAC Insd).............. 5.000    11/15/24      1,052,178
   500    Toledo-Lucas Cnty, OH Port Auth Crocker Park Pub
          Impt Proj........................................ 5.375    12/01/35        483,825
                                                                                ------------
                                                                                  36,852,822
                                                                                ------------
          PUERTO RICO  7.2%
 1,500    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev Ser
          Y Rfdg (FSA Insd)................................ 6.250    07/01/21      1,808,490
                                                                                ------------

          U. S. VIRGIN ISLANDS  4.4%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A...................................... 6.375    10/01/19      1,113,670
                                                                                ------------

TOTAL INVESTMENTS  157.6%
  (Cost $37,856,482).........................................................     39,774,982
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%..................................        471,194
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (59.4%)..................    (15,002,177)
                                                                                ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $ 25,243,999
                                                                                ============

See Notes to Financial Statements                                              7

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) continued

*   Zero coupon bond

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

 8                                             See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2004 (Unaudited)

ASSETS:
Total Investments (Cost $37,856,482)........................  $39,774,982
Receivables:
  Interest..................................................      753,380
  Investments Sold..........................................       25,000
Other.......................................................        1,192
                                                              -----------
    Total Assets............................................   40,554,554
                                                              -----------
LIABILITIES:
Payables:
  Custodian Bank............................................       59,119
  Investment Advisory Fee...................................       20,044
  Income Distributions--Common Shares.......................        6,298
  Other Affiliates..........................................        3,560
  Administrative Fee........................................        1,670
Trustees' Deferred Compensation and Retirement Plans........      180,664
Accrued Expenses............................................       37,023
                                                              -----------
    Total Liabilities.......................................      308,378
Preferred Shares (including accrued distributions)..........   15,002,177
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $25,243,999
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($25,243,999 divided by
  1,686,828 shares outstanding).............................  $     14.97
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,686,828 shares issued and
  outstanding)..............................................  $    16,868
Paid in Surplus.............................................   24,027,461
Net Unrealized Appreciation.................................    1,918,500
Accumulated Undistributed Net Investment Income.............      124,379
Accumulated Net Realized Loss...............................     (843,209)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $25,243,999
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 600 issued with liquidation preference of $25,000
  per share)................................................  $15,000,000
                                                              ===========

NET ASSETS INCLUDING PREFERRED SHARES.......................  $40,243,999
                                                              ===========

See Notes to Financial Statements                                              9

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,034,312
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     123,241
Trustees' Fees and Related Expenses.........................      32,872
Preferred Share Maintenance.................................      29,109
Administrative Fee..........................................      10,270
Legal.......................................................       7,542
Custody.....................................................       1,854
Other.......................................................      42,945
                                                              ----------
    Total Expenses..........................................     247,833
                                                              ----------
NET INVESTMENT INCOME.......................................  $  786,479
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   63,280
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   2,461,948
  End of the Period.........................................   1,918,500
                                                              ----------
Net Unrealized Depreciation During the Period...............    (543,448)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (480,168)
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (70,334)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $  235,977
                                                              ==========

 10                                            See Notes to Financial Statements

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $   786,479         $ 1,649,052
Net Realized Gain.......................................         63,280             528,879
Net Unrealized Depreciation During the Period...........       (543,448)           (475,482)
Distributions to Preferred Shareholders:
  Net Investment Income.................................        (70,334)           (148,484)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................        235,977           1,553,965

Distributions to Common Shareholders:
  Net Investment Income.................................       (748,540)         (1,544,118)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................       (512,563)              9,847

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................         18,773              46,999
                                                            -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................       (493,790)             56,846
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     25,737,789          25,680,943
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $124,379 and $156,774,
  respectively).........................................    $25,243,999         $25,737,789
                                                            ===========         ===========

See Notes to Financial Statements                                             11

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                            SIX MONTHS
                                                              ENDED
                                                            APRIL 30,     -------------------
                                                               2004        2003      2002 (f)
                                                            ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $ 15.27      $ 15.26    $ 15.06
                                                             -------      -------    -------
Net Investment Income......................................      .47          .98       1.01
Net Realized and Unrealized Gain/Loss......................     (.29)         .04        .17
Common Share Equivalent of Distributions Paid to Preferred
Shareholders:
    Net Investment Income..................................     (.04)        (.09)      (.13)
    Net Realized Gain......................................      -0-          -0-        -0-
                                                             -------      -------    -------
Total from Investment Operations...........................      .14          .93       1.05
Distributions Paid to Common Shareholders:
    Net Investment Income..................................     (.44)        (.92)      (.85)
    Net Realized Gain......................................      -0-          -0-        -0-
                                                             -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $ 14.97      $ 15.27    $ 15.26
                                                             =======      =======    =======

Common Share Market Price at End of the Period.............  $ 13.80      $ 14.90    $ 14.85
Total Return (b)...........................................   -4.66%*       6.52%     13.09%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $  25.2      $  25.7    $  25.7
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (c)........................................    1.89%        1.81%      1.83%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)..........................    6.01%        6.35%      6.73%
  Portfolio Turnover.......................................       8%*         28%        33%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (c)...............................................    1.21%        1.15%      1.15%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................    5.47%        5.78%      5.88%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................      600          600        600
Asset Coverage Per Preferred Share (e).....................  $67,077      $67,899    $67,806
Involuntary Liquidating Preference Per Preferred Share.....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000      $25,000    $25,000

*  Non-Annualized

(a)Amount is less than $.01.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .05%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.


YEAR ENDED OCTOBER 31,
----------------------------------------------------------------------------------------
      2001       2000      1999       1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------
     $ 13.87   $  13.98   $ 15.72   $  15.16   $  14.48   $  14.32   $  12.36   $  15.60
     -------   --------   -------   --------   --------   --------   --------   --------
         .96       1.07      1.00        .99        .99       1.00        .98       1.01
        1.21       (.08)    (1.75)       .56        .64        .09       2.02      (3.25)
        (.28)      (.35)     (.28)      (.29)      (.29)      (.29)      (.33)      (.22)
         -0-        -0-       -0-        -0-        -0-        -0-        -0-        -0-(a)
     -------   --------   -------   --------   --------   --------   --------   --------
        1.89        .64     (1.03)      1.26       1.34        .80       2.67      (2.46)
        (.70)      (.75)     (.71)      (.70)      (.66)      (.64)      (.71)      (.77)
         -0-        -0-       -0-        -0-        -0-        -0-        -0-       (.01)
     -------   --------   -------   --------   --------   --------   --------   --------
     $ 15.06   $  13.87   $ 13.98   $  15.72   $  15.16   $  14.48   $  14.32   $  12.36
     =======   ========   =======   ========   ========   ========   ========   ========

     $ 13.91   $12.0625   $ 12.25   $13.9375   $12.9375   $  11.75   $  11.75   $ 11.125
      21.51%      4.64%    -7.52%     13.24%     16.19%      5.55%     12.04%    -20.59%
     $  25.3   $   23.3   $  23.5   $   26.4   $   25.5   $   24.3   $   24.1   $   20.8
       2.10%      2.11%     2.06%      2.12%      2.23%      2.29%      2.39%      2.20%
       6.66%      7.67%     6.62%      6.42%      6.75%      7.02%      7.35%      7.16%
         26%        20%       17%        18%        17%        41%        45%        56%

       1.30%      1.29%     1.29%      1.34%      1.39%      1.41%      1.44%      1.35%
       4.71%      5.17%     4.74%      4.51%      4.78%      4.95%      4.89%      5.57%

         600        600       600        300        300        300        300        300
     $67,215   $ 63,870   $64,181   $138,124   $134,988   $131,142   $130,243   $119,270
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $ 25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             13

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Ohio municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993. Effective November 30, 2003, the Trust's investment adviser, Van Kampen Investment Advisory Corp., merged into its affiliate, Van Kampen Asset Management.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2004, there were no when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2003, the Trust had an accumulated capital loss carryforward for tax purposes of $906,489, which will expire between October 31, 2007 and October 31, 2009.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    At April 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $37,850,543
                                                                ===========
Gross tax unrealized appreciation...........................    $ 2,066,270
Gross tax unrealized depreciation...........................       (141,831)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 1,924,439
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2003 was as follows:

                                                                 2003
Distributions paid from:
  Ordinary income...........................................    $12,941
  Long-term capital gain....................................        -0-
                                                                -------
                                                                $12,941
                                                                =======

    As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $6,185

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management ("the Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust pays a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective June 1, 2004, the administrative fee was reduced from ..05% to .00%.

    For the six months ended April 30, 2004, the Trust recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2004, the Trust recognized expenses of approximately $11,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) continued

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2004 and October 31, 2003, paid in surplus related to common shares aggregated $24,027,461 and $24,008,700, respectively. Transaction in common shares were as follows:

                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2004     OCTOBER 31, 2003
Beginning Shares........................................     1,685,625           1,682,608
Shares Issued Through Dividend Reinvestment.............         1,203               3,017
                                                             ---------           ---------
Ending Shares...........................................     1,686,828           1,685,625
                                                             =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,178,306 and $3,288,184, respectively.

5. PREFERRED SHARES

The Trust has outstanding 600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is generally reset every seven days through an auction process. The rate in effect on April 30, 2004 was 1.060%. During the six months ended April 30, 2004, the rates ranged from 0.400% to 1.400%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANANGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (LLP)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VOV SAR 6/04 RN04-00746P-Y04/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)  Code of Ethics -- Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Ohio Value Municipal Income Trust

By: /s/ Ronald E. Robison
   -------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 22, 2004

By: /s/ John L. Sullivan
   -------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: June 22, 2004